TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Trade receivables:
Trade receivables	$ 219,396	$ 229,975
Allowance for expected credit losses	(17,423)	(10,138)	$ (13,870)
Trade receivables, net	201,973	219,837
Other receivables:
Prepaid expenses	4,988	14,425
Loan to a third party	104	0
Institutions	1,309	1,281
Pledged deposits	1,569	3,036
Acquisition consideration adjustment	0	4,673
Other	323	0
Total other receivables	$ 8,293	$ 23,415